o GOF PA-1

                         SUPPLEMENT DATED MARCH 15, 2003
                  TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF

                  FRANKLIN HIGH INCOME TRUST - ADVISOR CLASS
                             (AGE High Income Fund)

                FRANKLIN STRATEGIC INCOME FUND - ADVISOR CLASS

          FRANKLIN INVESTORS SECURITIES TRUST (FIST2) - ADVISOR CLASS (Franklin Floating Rate Daily Access and Franklin Total Return Funds)

             FRANKLIN REAL ESTATE SECURITIES FUND - ADVISOR CLASS

               FRANKLIN STRATEGIC SERIES (FSS2) - ADVISOR CLASS
          (Franklin Technology and Franklin Natural Resources Funds)

                  TEMPLETON GLOBAL BOND FUND - ADVISOR CLASS

            TEMPLETON GLOBAL SMALLER COMPANIES FUND - ADVISOR CLASS

                      TEMPLETON GROWTH FUND - ADVISOR CLASS

The prospectus is amended as follows:

The eighth bullet point under the section "Qualified Investors" is replaced with the following:

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 10,000 employees, (ii) with retirement plan assets of $100 million or more, or (iii) with retirement plan assets of $20 million or more and who has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services or is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services. Minimum investments: No initial or additional minimums.

               Please keep this supplement for future reference.